                                      February 23, 2007

                                      JANUS ADVISER SERIES

                     JANUS INSTITUTIONAL MONEY MARKET FUND
                JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

                                 SERVICE SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                        This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Institutional Money Market Funds" or "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Fund.

                        The Institutional Money Market Funds (Janus
                        Institutional Money Market Fund and Janus Institutional Government Money Market Fund) are designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers a separate class of shares of each Fund (collectively, the "Shares" or "Service Shares") exclusively through banks and other financial institutions ("Financial Institutions") in connection with trust accounts, cash management programs, and similar programs provided to their customers.

                        The Funds currently offer five classes of shares, with the Service Shares being offered by this Prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Janus Institutional Money Market Fund....................    2
       Janus Institutional Government Money Market Fund.........    5

    FEES AND EXPENSES...........................................    8

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Types of investments.....................................   10
       Common investment techniques.............................   11

    MANAGEMENT OF THE FUNDS
       Investment adviser.......................................   14
       Management expenses......................................   15
       Investment personnel.....................................   17

    OTHER INFORMATION...........................................   19

    DISTRIBUTIONS AND TAXES.....................................   22

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   24
       Purchases................................................   25
       Minimum investment requirements..........................   25
       Redemptions..............................................   26
       Shareholder communications...............................   28

    FINANCIAL HIGHLIGHTS........................................   29


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS INSTITUTIONAL MONEY MARKET FUND

   Institutional Money Market Fund (the "Fund") is designed for investors who seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   INSTITUTIONAL MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its investment objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

   The Fund will:

   - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

   - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)

   - maintain a dollar-weighted average portfolio maturity of 90 days or less

MAIN INVESTMENT RISKS

   The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other

 2  Janus Adviser Series
   government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   The Fund commenced operations on February 23, 2007, after the reorganization of the Service Shares of Janus Money Market Fund (the "predecessor fund") into Institutional Money Market Fund. The returns for the Service Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Service Shares of the predecessor fund prior to the reorganization. The performance shown reflects the fees and expenses of the predecessor fund's Service Shares, without the effect of any fee and expense limitations or waivers.

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table shows how the Fund's returns over different periods average out. Fees charged by financial intermediaries, if applicable, would reduce the returns shown. All figures assume reinvestment of dividends and distributions.

                                                          Risk/return summary  3

   INSTITUTIONAL MONEY MARKET FUND - SERVICE SHARES

    Annual returns for periods ended 12/31
                          5.46%  5.40%  4.98%  6.25%  3.95%  1.55%  0.88%  1.10%  2.94%  4.78%
                          1997   1998   1999   2000   2001   2002   2003   2004   2005   2006

    Best Quarter:  4th-2000 1.60%    Worst Quarter:  1st-2004 0.18%

                                                       Average annual total return for periods ended 12/31/06
                                                       ------------------------------------------------------
                                                                                            Since Inception
                                                                                          of Predecessor Fund
                                                            1 year   5 years   10 years       (11/22/96)
                Service Shares
                  Return Before Taxes                       4.78%     2.24%     3.71%            3.73%
                                                            -------------------------------------------

   Since the Fund was not available until February 23, 2007, there is no 7-day yield information.

   The Fund's past performance does not necessarily indicate how it will perform in the future.

 4  Janus Adviser Series

JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

   Institutional Government Money Market Fund (the "Fund") is designed for investors who seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   INSTITUTIONAL GOVERNMENT MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund pursues its investment objective by normally investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States Government or by its agencies and instrumentalities, and repurchase agreements secured by such obligations. Although U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are not issued by, and may not be guaranteed by (i.e., backed by the full faith and credit of), the United States Treasury. Some government agency and instrumentality securities not backed by the full faith and credit of the United States are supported by the issuer's ability to borrow from the Treasury, some are supported only by the credit of the issuer, and some are supported by the United States in some other way. For securities not backed by the full faith and credit of the United States Treasury, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. The Fund's investments in securities issued by U.S. Government agencies and instrumentalities may be significant.

   The Fund will:

   - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

   - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)

                                                          Risk/return summary  5

   - maintain a dollar-weighted average portfolio maturity of 90 days or less

MAIN INVESTMENT RISKS

   The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

   The Fund commenced operations on February 23, 2007, after the reorganization of the Service Shares of Janus Government Money Market Fund (the "predecessor fund") into Institutional Government Money Market Fund. The returns for the Service Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Service Shares of the predecessor fund prior to the reorganization. The performance shown reflects the fees and expenses of the predecessor fund's Service Shares, without the effect of any fee and expense limitations or waivers.

   The bar chart depicts the change in performance from year to year during the periods indicated. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. The table shows how the Fund's returns over different periods average out. Fees charged by financial intermediaries, if applicable, would reduce the returns shown. All figures assume reinvestment of dividends and distributions.

 6  Janus Adviser Series

   INSTITUTIONAL GOVERNMENT MONEY MARKET FUND - SERVICE SHARES

    Annual returns for periods ended 12/31
                          5.33%  5.28%  4.87%  6.15%  3.94%  1.53%  0.85%  1.05%  2.91%  4.73%
                          1997   1998   1999   2000   2001   2002   2003   2004   2005   2006

    Best Quarter:  4th-2000 1.59%    Worst Quarter:  2nd-2004 0.18%

                                                       Average annual total return for periods ended 12/31/06
                                                       ------------------------------------------------------
                                                                                            Since Inception
                                                                                          of Predecessor Fund
                                                            1 year   5 years   10 years       (11/22/96)
                Service Shares
                  Return Before Taxes                       4.73%     2.20%     3.64%            3.66%
                                                            -------------------------------------------

   Since the Fund was not available until February 23, 2007, there is no 7-day yield information.

   The Fund's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  7

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Service Shares of the Funds. Expense information shown reflects estimated annualized expenses that Service Shares of the Funds expect to incur during their initial fiscal year. Contractual waivers agreed to by Janus Distributors LLC are reflected under "Net Annual Fund Operating Expenses."

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Service Shares do not impose sales charges, redemption fees, or exchange fees when you buy or sell the Funds' Shares.

   ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

 8  Janus Adviser Series

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                Total Annual             Net Annual
                                                                    Fund                    Fund
                                    Management      Other        Operating     Expense    Operating
                                      Fee(1)     Expenses(2)    Expenses(3)    Waivers   Expenses(3)
  Institutional Money Market
    Fund -
    Service Shares                    0.20%         0.40%           0.60%        0.17%       0.43%
  Institutional Government Money
    Market Fund - Service Shares      0.20%         0.41%           0.61%        0.20%       0.41%

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) The "Management Fee" is the investment advisory fee paid by each Fund to Janus Capital.
 (2) Since Service Shares did not commence operations until February 23, 2007, Other Expenses are based on the estimated expenses that Service Shares expect to incur in their initial fiscal year. Included in Other Expenses is an administrative services fee of 0.40% of the average daily net assets of each Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.
 (3) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive one-half of its investment advisory fee payable by each Fund until at least December 1, 2008. In addition, Janus Capital has contractually agreed to waivers that will reduce the amount of administrative service fees from 0.40% to 0.33% for Institutional Money Market Fund and from 0.40% to 0.30% for Institutional Government Money Market Fund. These waivers will continue until at least December 1, 2008. The expense waivers shown reflect the application of such reductions. The expense waivers are detailed in the Statement of Additional Information.

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The examples also assume that your investment has a 5% return each year, and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                 1 Year    3 Years   5 Years    10 Years
                                                 ----------------------------------------
  Institutional Money Market Fund - Service
    Shares                                       $    61   $   192   $   335     $   750
  Institutional Government Money Market Fund -
  Service Shares                                 $    62   $   195   $   340     $   762

                                                          Risk/return summary  9

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

   The Funds are subject to certain specific SEC rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended).

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

TYPES OF INVESTMENTS

   INSTITUTIONAL MONEY MARKET FUND

   The Fund invests primarily in:

   - high quality debt obligations

   - obligations of financial institutions

   The Fund may also invest (to a lesser degree) in:

   - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)

   - municipal securities

   - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment

   DEBT OBLIGATIONS
   The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

   - commercial paper

   - notes and bonds

   - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party, or solely by the unsecured promise of the issuer to make payments when due)

   - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

   OBLIGATIONS OF FINANCIAL INSTITUTIONS

   Examples of obligations of financial institutions include:

   - negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total

 10  Janus Adviser Series
     assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

   - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)

   - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

   Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

   INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

   The Fund normally invests exclusively in:

   - U.S. Government Securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)

   - repurchase agreements secured by U.S. Government Securities

COMMON INVESTMENT TECHNIQUES

   The following is a description of other investment techniques that the Funds may use:

   PARTICIPATION INTERESTS
   A participation interest gives a Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

   DEMAND FEATURES
   Demand features give a Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality, and provide a source of liquidity.

   Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity

                                   Principal investment strategies and risks  11
   of the Funds' investments may be dependent in part on the credit quality of the banks supporting the Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

   VARIABLE AND FLOATING RATE SECURITIES
   Institutional Money Market Fund may invest in securities which have variable or floating rates of interest. Institutional Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government issuers. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

   MORTGAGE- AND ASSET-BACKED SECURITIES
   The Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities. Institutional Money Market Fund may purchase other mortgage-and asset-backed securities including securities backed by automobile loans, equipment leases, or credit card receivables.

   Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

   SECURITIES LENDING
   The Funds may seek to earn additional income through securities lending. The Funds may lend their portfolio securities to parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral rights if the borrower fails financially.

   REPURCHASE AGREEMENTS
   Each Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

 12  Janus Adviser Series

   If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

                                   Principal investment strategies and risks  13

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services, and is responsible for the other business affairs of the Funds.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on gross sales, current assets, or other measures to selected brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Janus funds. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.

   Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services.

   In addition, Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds.

   The receipt of (or prospect of receiving) payments described above are not intended to, but may provide a financial intermediary and its salespersons with

 14  Janus Adviser Series
   an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class (including classes of shares of the Institutional Money Market Funds), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for Service Shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Funds.

MANAGEMENT EXPENSES

   Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate shown in the table below of the value of the average daily net assets of each Fund.

                                                       Contractual             Actual Investment
                                 Average Daily     Investment Advisory       Advisory Fee (%) (for
                                   Net Assets          Fee (%)(1)            the Fiscal Year Ended
Fund Name                           of Fund           (annual rate)              July 31, 2006)
---------------------------------------------------------------------------------------------------
   Institutional Money Market
     Fund                       All Asset Levels          0.20                         N/A(2)
   Institutional Government
     Money Market Fund          All Asset Levels          0.20                         N/A(2)
---------------------------------------------------------------------------------------------------

(1) Janus Capital has contractually agreed to waive one-half of its investment advisory fee through at least December 1, 2008. Application of this waiver and its effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included in the Statement of Additional Information. The waiver is not reflected in the fee rate shown.
(2) Since the Fund did not commence operations as of July 31, 2006, no Actual Investment Advisory Fee information is available.

   A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements is included in the Funds' annual and/or semiannual reports to shareholders. You can request the Funds' annual report or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-800-525-0020. The reports are also available, free of charge, on www.janusintech.com.

   The Funds have entered into an Administration Agreement with Janus Capital where Janus Capital is compensated for providing administrative, compliance, and accounting services including custody and transfer agency services. Janus Capital may use all or a portion of its administrative fee to compen-

                                                     Management of the Funds  15
   sate Financial Institutions for providing administrative services to their customers who invest in the Shares. The types of services that the Financial Institutions would provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding shareholder reports and other materials, providing tax information, and providing similar services that the Funds would have to perform if they were dealing directly with the beneficial owners, rather than the Financial Institutions, as shareholders of record.

   Depository institutions (such as a commercial bank or savings and loan association) may be subject to federal and various state laws regarding the administrative services described above and may be required to register as broker-dealers pursuant to federal and/or state law. In the event depository institutions were prohibited from acting in the administrative capacities described above, the Trustees will consider appropriate changes in the services.

 16  Janus Adviser Series

INVESTMENT PERSONNEL

   Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described.

PORTFOLIO MANAGERS

JEANINE MORRONI, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Institutional Government Money Market Fund since its inception. Ms. Morroni is also Executive Vice President and Co-Portfolio Manager of Janus Government
     Money Market Fund, which she has co-managed since September 2003. She was Assistant Portfolio Manager of Janus Government Money Market Fund from February 1999 to September 2003. Ms. Morroni joined Janus Capital in 1994. She holds a Bachelor of Science degree in Accounting from Colorado State University. Ms. Morroni and Mr. Thorderson are jointly and primarily responsible for the day-to-day management of Institutional Government Money Market Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Ms. Morroni holds the Chartered Financial Analyst designation.

SHARON S. PICHLER, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Institutional
     Money Market Fund since its inception. Ms. Pichler is also Executive
     Vice President and Co-Portfolio Manager of Janus Money Market Fund, which she has managed or co-managed since inception. She is also
     Portfolio Manager of other Janus accounts. Ms. Pichler joined Janus
     Capital in 1994. She holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business
     Administration from the University of Texas at San Antonio. Ms. Pichler and Mr. Thorderson are jointly and primarily responsible for the day-to-day management of Institutional Money Market Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Ms. Pichler holds the Chartered Financial Analyst designation.

                                                     Management of the Funds  17

J. ERIC THORDERSON, CFA
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Institutional Government Money Market Fund and Institutional Money Market Fund since their inception. Mr. Thorderson is also Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund and Janus
     Money Market Fund, which he has co-managed since February 1999 and February 2004, respectively. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson and Ms. Morroni are jointly and primarily responsible for the day-to-day management of Institutional Government Money Market Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Thorderson and Ms. Pichler are jointly and primarily responsible for the day-to-day management of Institutional Money Market Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Thorderson holds the Chartered Financial
     Analyst designation.

 18  Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   Each Fund currently offers five classes of shares. This Prospectus only describes the Service Shares of the Funds. Service Shares, Premium Shares, Select Shares, and Primary Shares of the Funds are available only to banks and other Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs, and similar programs. Institutional Shares of the Funds are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain minimum investment requirements.

   Not all Financial Institutions offer each of these share classes. IF YOUR FINANCIAL INSTITUTION OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information, please call 1-800-29JANUS (1-800-295-2687).

   PENDING LEGAL MATTERS

   In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case
   No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al.,

                                                           Other information  19

   U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group, Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and
   (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions
   (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The Court also dismissed the action against JCGI's Board of Directors without leave to amend (action (iv) described above). Finally, a Motion to Dismiss the action brought by JCGI shareholders (action (v) described above) is fully briefed and pending before the district court.

   In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action. No further proceedings are currently scheduled.

 20  Janus Adviser Series

   In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds (Walter Sins, et al. v. Janus Capital Management LLC, U.S. District Court, District of Colorado, Case No. 04-CV-01647-WDM-MEH; Michael Fleisher, et al. v. Janus Capital Management, LLC, 04-CV-02395-MSK-CBS). The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

   In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings (Pfeiffer v. Credit Suisse First Boston aka In re Initial Public Offering Antitrust Litigation, U.S. District Court, Southern District of New York, Case No. 01-CV-2014). The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and, in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari and the parties are in the process of briefing the matter for the U.S. Supreme Court.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

   DISTRIBUTION OF THE FUNDS

   The Funds are distributed by Janus Distributors, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  21

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   For each Fund, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month.

   Shares purchased by wire on a day which the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase request is received prior to 5:00 p.m. (New York time). The Funds' transfer agent must receive payment from the Financial Institution in federal funds by 6:00 p.m. (New York time). Otherwise, such Shares begin to accrue dividends on the first bank business day following receipt of the order. Please check with your Financial Institution directly for deadlines for purchase orders from you to your Financial Institution.

   Redemption requests received on any particular day will generally receive dividends declared through the day of redemption. However, requests for wire redemptions that are received prior to 5:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be wired to the predesignated account on that day and that day's dividend will not be received. Requests for wire redemptions that are received after 5:00 p.m. will include that day's dividend, but will generally be processed and wired the next bank business day. Please check with your Financial Institution directly for deadlines for redemption orders from you to your Financial Institution.

   The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond market or NYSE close early.

   Dividends and capital gain distributions will be reinvested in Shares unless otherwise elected by the shareholder pursuant to the options offered by the Financial Institution.

   TAXES ON DISTRIBUTIONS

   Distributions for the Funds are taxable income and are subject to federal income tax (except for shareholders exempt from income tax and except for Shares held in a qualified retirement account), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be made available to Financial Institutions who will forward the information to their customers for tax purposes on or before January 31st of each year. Because the

 22  Janus Adviser Series

   Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.

   Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders should consult their own tax adviser regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.

   Income dividends and net capital gains distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

   Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your Financial Institution.

   The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

   TAXATION OF THE FUNDS

   The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice.

                                                     Distributions and taxes  23

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

   Investors may not purchase, exchange, or redeem Shares of the Funds directly. Shares may be purchased, exchanged, or redeemed only through Financial Institutions in connection with trust accounts, cash management programs, and similar programs. YOUR FINANCIAL INSTITUTION WILL PROVIDE YOU WITH INSTRUCTIONS ON PURCHASING, EXCHANGING, OR REDEEMING SHARES.

   The Financial Institutions are responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between the Financial Institutions and their customers. The Funds are not responsible for the failure of any Financial Institution to carry out its obligations to its customers.

   With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The net asset value of the Shares is normally calculated as of 5:00 p.m. (New York time) each day that the NYSE is open. However, the net asset value may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. In addition, the Fund reserves the right to remain open on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). The net asset value ("NAV") per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.



   ADMINISTRATIVE SERVICES FEE
   Each Fund has entered into an Administration Agreement with Janus Capital to provide, or arrange for the provision of, administrative, compliance, and accounting services, including custody and transfer agency services, at an annual rate of up to 0.40% of the average daily net assets of each Fund's Service Shares. Janus Capital has agreed to contractual waivers for Service Shares limiting these fees to 0.33% for Institutional Money Market Fund and 0.30% for Institutional Government Money Market Fund. The waivers will be in effect until at least December 1, 2008. Janus Capital may compensate Financial Institutions for providing administrative services to their customers who invest in the Shares.

 24  Janus Adviser Series

   Depository institutions (such as a commercial bank or savings and loan association) may be subject to federal and various state laws regarding the administrative services provided to the Funds and may be required to register as broker-dealers pursuant to federal and/or state law. In the event depository institutions were prohibited from acting in an administrative capacity for the Funds, the Trustees will consider appropriate alternatives.

PURCHASES

   Purchases of Fund Shares may be made only through accounts of Financial Institutions in connection with trust accounts, cash management programs, and similar programs. Your Financial Institution will provide you with instructions on purchasing Shares. The following information applies to purchase orders from Financial Institutions to Janus Capital. Please check with your Financial Institution directly for deadlines for purchase orders from you to your Financial Institution. Purchase requests received from a Financial Institution before 5:00 p.m. (New York time) on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive dividends declared on the purchase date (the daily yield for the Funds is calculated after that time). In addition, the Funds' transfer agent must receive payment from the Financial Institution in federal funds by 6:00 p.m. (New York time). The Funds also reserve the right to require purchase requests and payments from the Financial Institution prior to these times on days when the bond market or the NYSE close early. Purchase orders received after these times will receive the dividend declared the following day. The Funds reserve the right to accept purchase requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday).

   The Financial Institutions may impose charges and restrictions different from those imposed by the Funds. The Financial Institutions may also require different minimum initial and subsequent investments than required by the Funds.

   The Janus funds' excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum investment for Service Shares of each Fund is $250,000. The Funds, at their discretion, reserve the right to change the amount of this minimum from time to time or to waive it in whole or in part.

                                                         Shareholder's guide  25

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic purchases by authorizing your Financial Institution to withdraw the amount of your investment from your bank account on a day or days you specify. Not all Financial Institutions offer this plan. Contact your Financial Institution for details.

EXCHANGES

   Contact your Financial Institution for information and instructions to exchange into other Janus funds. There are certain procedures which should be followed to effect the transfer of the entire or partial balance in your account to one of the other Janus funds. The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. The Janus funds' excessive trading policies generally do not apply to a money market fund, although the money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

REDEMPTIONS

   Redemptions, like purchases, may be effected only through the accounts of participating Financial Institutions. Your Financial Institution will provide you with instructions on redeeming shares. The following information applies to redemption orders from Financial Institutions to Janus Capital. Please check with your Financial Institution directly for deadlines for redemption orders from you to your Financial Institution. If a request for a redemption is received from a Financial Institution by 5:00 p.m. (New York time) on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the Financial Institution's account that day. Redemption requests received by 5:00 p.m. will receive that day's NAV, but will generally not include that day's dividends. Redemption requests received after 5:00 p.m. (New York time), will include that day's dividends, however, they will be processed as of the next business day's NAV and will generally be wired the next business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond market or NYSE close early. The Funds reserve the right to accept redemption requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday).

   REDEMPTIONS IN-KIND

   Shares of Institutional Money Market Fund will be redeemed for cash. Institutional Government Money Market Fund, however, retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the

 26  Janus Adviser Series
   remaining shareholders, by delivery of securities selected from its assets at its discretion. However, Institutional Government Money Market Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, Institutional Government Money Market Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your Financial Institution to redeem a specified amount from your account on a day or days you specify. Not all Financial Institutions offer this plan. Contact your Financial Institution for details.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Funds, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Funds and to protect the confidentiality of the Funds' portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag, on www.janus.com/info. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janusintech.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The funds' portfolio holdings can be found on www.janus.com/info under the Characteristics tab of the Fund.

   In addition, the funds' top portfolio holdings in order of position size and as a percentage of the total portfolio are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com/info. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the non-money market funds are published monthly with a 30-day lag, and quarterly with a 15-day lag, on www.janus.com/info. The funds' top portfolio holdings, as well as the non-

                                                         Shareholder's guide  27
   money market funds' security breakdowns, are posted to the website within approximately two business days after the end of the applicable period and remain available until the following period's information is posted.

   Specific portfolio level performance attribution information and statistics for all funds shall be available to any person monthly upon request, with a 30-day lag, following the posting of the funds' portfolio holdings on www.janus.com/info.

   Notwithstanding the foregoing, Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the funds. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

   Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC within 60 days of the end of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are included in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their Financial Institution and are also available at www.janusintech.com.

SHAREHOLDER COMMUNICATIONS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.

 28  Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights tables are intended to help you understand the Funds' financial performance through the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share.

   Institutional Money Market Fund and Institutional Government Money Market Fund commenced operations on February 23, 2007, after the reorganization of the Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (the "predecessor funds") into each respective Fund. For Institutional Money Market Fund and Institutional Government Money Market Fund, the financial highlights shown are for the Service Shares of the respective predecessor fund. The predecessor funds had a fiscal year end of October 31. As soon as practicable following the reorganization, the Funds will change their fiscal year end to July 31. The financial highlight information shown has been audited by PricewaterhouseCoopers LLP, whose report on the predecessor funds, along with the predecessor funds' financial statements, is included in the predecessor funds' Annual Report, which is available upon request and incorporated by reference into the SAI.

   The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the predecessor funds (assuming reinvestment of all dividends and distributions).

                                                        Financial highlights  29

INSTITUTIONAL MONEY MARKET FUND - SERVICE SHARES
                                                     Janus Money Market Fund - Service Shares
---------------------------------------------------------------------------------------------------------
                                                              Years ended October 31
                                           2006          2005          2004          2003          2002
 NET ASSET VALUE, BEGINNING OF PERIOD       $1.00         $1.00         $1.00         $1.00         $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                0.04          0.03          0.01          0.01          0.02
 Net gain/(loss) on securities                 --(1)         --(1)         --(1)         --(1)         --(1)
 Total from investment operations            0.04          0.03          0.01          0.01          0.02
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)    (0.04)        (0.03)        (0.01)        (0.01)        (0.02)
 Distributions (from capital gains)            --(1)         --(1)         --(1)         --(1)         --(1)
 Total distributions                       (0.04)        (0.03)        (0.01)        (0.01)        (0.02)
 NET ASSET VALUE, END OF PERIOD             $1.00         $1.00         $1.00         $1.00         $1.00
 Total return                               4.56%         2.58%         0.92%         0.96%         1.70%
 Net assets, end of period (in
  thousands)                              $34,407       $26,849       $25,731       $60,326       $98,643
 Average net assets for the period (in
  thousands)                              $26,778       $22,738       $36,421       $68,106       $80,774
 Ratio of expenses to average net
  assets(2)                                 0.43%(3)      0.43%(3)      0.43%(3)      0.43%(3)      0.43%(3)
 Ratio of net investment income/(loss)
  to average net assets                     4.48%         2.59%         0.88%         0.95%         1.71%
---------------------------------------------------------------------------------------------------------

(1) Net gain/(loss) on securities and/or distributions (from capital gains) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2006, 2005, and 2004.
(3) The ratio was 0.60% in 2006, 0.60% in 2005, 0.60% in 2004, 0.60% in 2003,
    and 0.60% in 2002 before waiver of certain fees incurred by the Fund.

 30  Janus Adviser Series

INSTITUTIONAL GOVERNMENT MONEY MARKET FUND - SERVICE SHARES
                                            Janus Government Money Market Fund - Service Shares
--------------------------------------------------------------------------------------------------------
                                                           Years ended October 31
                                      2006           2005           2004           2003           2002
 NET ASSET VALUE, BEGINNING OF
  PERIOD                               $1.00          $1.00          $1.00          $1.00          $1.00
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/(loss)           0.04           0.03           0.01           0.01           0.02
 Net gain/(loss) on securities            --             --(1)          --(1)          --             --(1)
 Total from investment operations       0.04           0.03           0.01           0.01           0.02
 LESS DISTRIBUTIONS:
 Dividends (from net investment
  income)                             (0.04)         (0.03)         (0.01)         (0.01)         (0.02)
 Distributions (from capital
  gains)                                  --             --(1)          --(1)          --             --(1)
 Total distributions                  (0.04)         (0.03)         (0.01)         (0.01)         (0.02)
 NET ASSET VALUE, END OF PERIOD        $1.00          $1.00          $1.00          $1.00          $1.00
 Total return                          4.52%          2.55%          0.88%          0.92%          1.69%
 Net assets, end of period (in
  thousands)                        $165,479       $129,083       $142,856       $190,913       $173,292
 Average net assets for the period
  (in thousands)                    $143,637       $140,016       $164,773       $189,811       $118,192
 Ratio of expenses to average net
  assets(2)                            0.41%(3)       0.41%(3)       0.40%(3)       0.40%(3)       0.40%(3)
 Ratio of net investment
  income/(loss) to average net
  assets                               4.44%          2.49%          0.87%          0.91%          1.64%
--------------------------------------------------------------------------------------------------------

(1) Net gain/(loss) on securities and/or distributions (from capital gains) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2006, 2005 and 2004.
(3) The ratio was 61% in 2006, 0.61% in 2005, 0.60% in 2004, 0.60% in 2003, and
    0.60% in 2002 before waiver of certain fees incurred by the Fund.

                                                        Financial highlights  31
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                  You can make inquiries and request other
                  information, including a Statement of Additional
                  Information, Annual Report, or Semiannual Report
                  (as they become available), free of charge, by contacting a Janus representative at 1-800-29JANUS (1-800-295-2687). The Funds' Statement of
                  Additional Information and most recent Annual and Semiannual Reports are also available, free of charge, on www.janusintech.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual
                  Reports. In the Funds' Annual and Semiannual
                  Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

                  The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
                  Information on the operation of the Public
                  Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     (JANUS LOGO)

                                www.janusintech.com

                                PO Box 173375
                                Denver, CO 80217-3375
                                1-800-29JANUS

            The Trust's Investment Company Act File No. is 811-9885.